Execution Version
AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of December 23, 2020 (this “Amendment”) is entered into among Walgreens Boots Alliance, Inc., a Delaware corporation (the “Borrower”), and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”) and as the sole Lender (as defined below) party to the Credit Agreement (as defined below) as of the date hereof.
RECITALS
WHEREAS, the Borrower, the Administrative Agent and the lenders from time to time party thereto (including Wells Fargo, the “Lenders”) entered into an Amended and Restated Revolving Credit Agreement dated as of April 2, 2020 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof and including the schedules and exhibits attached thereto, the “Credit Agreement”), pursuant to which the Lenders agreed to extend credit to the Borrower.
WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth below, and Administrative Agent and the Lender party hereto consent to this Amendment.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and Wells Fargo, as the sole Lender as of the date hereof, hereby agree as follows:
1.Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.Amendments to the Credit Agreement. Effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)Schedule 1.01 shall be updated to add the following term in the proper alphabetical order:
    “Amendment No. 1 Effective Date” means December 23, 2020.
(b)The definition of “Maturity Date” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:
    “Maturity Date” means the Initial Maturity Date.

#93960756v4

(c)The definition of “February Extension Maturity Date”, “July Extension Maturity Date” and “Updated Unused Commitment Fee” contained in Section 1.01 of the Credit Agreement shall be deleted.
(d)The definition of “Commitment Fee” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:
“Commitment Fee” means, collectively, the Existing Unused Commitment Fee and the New Commitment Fee.
(e)Section 2.05(a)(i) of the Credit Agreement shall be amended and restated as follows:
The Borrower agrees to pay to the Administrative Agent for the account of each Existing Lender a commitment fee in Dollars at a per annum rate equal to 0.11% per annum (the “Existing Unused Commitment Fee”) on the daily actual excess of such Existing Lender’s Existing Commitment over the outstanding principal amount of such Existing Lender’s outstanding Existing Loans (such excess, such Lender’s “Actual Existing Facility Unused Commitments”) as adjusted pursuant to Section 2.05(c), accruing from and including the Initial Effective Date to and including the earlier of the Initial Maturity Date and the date on which the Existing Commitments have been terminated in full and all Obligations in respect of the Existing Facility have been paid in full pursuant to Section 2.07(b), payable quarterly in arrears on each Payment Date.
(f)The chart under the term “Existing Facility” in Schedule 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

	Applicable Margin for Eurocurrency Existing Loans	Applicable Margin for Alternate Base Rate Existing Loans
On the Initial Effective Date through and including the Initial Maturity Date (or, if earlier, the Facility Termination Date for the Existing Facility):	0.75%	0.00%

(g)Schedule 2.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

LENDER	EXISTING COMMITMENT AS OF AMENDMENT AND RESTATEMENT EFFECTIVE DATE	PRO RATA SHARE OF THE EXISTING FACILITY AS OF THE AMENDMENT AND RESTATEMENT EFFECTIVE DATE	NEW COMMITMENT AS OF AMENDMENT NO. 1 EFFECTIVE DATE	PRO RATA SHARE OF THE NEW FACILITY AS OF THE AMENDMENT NO. 1 EFFECTIVE DATE
Wells Fargo Bank, National Association	$1,000,000,000	100%	$0	N/A

3.Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts to this Amendment executed by the Borrower and Wells Fargo, as sole Lender as of the date hereof.

4.Representations and Warranties. The Borrower represents and warrants that:
(a)No Default or Unmatured Default has occurred and is continuing on or as of the Amendment Effective Date; and
(b)The representations and warranties contained in Article V of the Credit Agreement (other than the representations and warranties contained in Sections 5.05 and 5.06 of the Credit Agreement) are true and correct in all material respects (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties are be true and correct in all respects) as of the Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties are true and correct in all respects) on and as of such earlier date.
5.Ratification; No Novation. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Credit Agreement, as amended by the Amendment, is not intended to be, and shall not constitute, a novation. All Loans made, and all Obligations incurred, under the Credit Agreement which are outstanding on the Amendment Effective Date shall constitute Loans and Obligations, respectively, under (and shall be governed by the terms of) the Credit Agreement, as amended by the Amendment, and the other Loan Documents.
6.Indemnities. The Borrower agrees that this Amendment constitutes a Loan Document, and Section 9.06 of the Credit Agreement is hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.
7.Limitation. This Amendment shall be limited precisely as written and except as expressly provided herein, shall not be deemed to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement, the other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended by this Amendment.
8.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

9.Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.Consent to Jurisdiction; Waiver of Jury Trial. Each of Sections 15.02 and 15.03 of the Credit Agreement are hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WALGREENS BOOTS ALLIANCE, INC. as the Borrower
By:	/s/ John Devlin
Name: John Devlin
Title: Treasury Vice President

By:	/s/ Aidan Clare
Name: Aidan Clare
Title: Vice President and Global Treasurer

[Signature Page to Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:    /s/ Jordan Harris
Name: Jordan Harris
Title: Managing Director
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:    /s/ Jordan Harris
Name: Jordan Harris
Title: Managing Director

[Signature Page to Amendment]